UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Entravision Communications Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the record date of April 17, 2023, there were a total of 78,356,490 shares of Class A common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 71,263,971 shares of Class A common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the six persons listed below under “Election of Directors” to serve as a director of the Company until the 2024 annual meeting of the stockholders and until their successors are duly elected and qualified; (ii) approved the amendment and restatement of the Company's certificate of incorporation to provide that all vacancies on the Company's board of directors (the "Board") may be filled by the affirmative vote of a majority of the remaining directors then in office or by the stockholders, and to eliminate the references to Class B common stock and preferred stock series which are no longer outstanding; (iii) ratified the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023; (iv) approved, on an advisory non-binding basis, the compensation of the Company's named executive officers; (v) approved, on an advisory non-binding basis, the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers; and (vi) elected Brad Bender to the Board to serve until the 2024 annual meeting of the stockholders and until his successor is duly elected and qualified. The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors:

Name	For	Withheld	Broker Non-Votes
Paul Anton Zevnik	64,972,707	2,037,886	4,253,378
Gilbert R. Vasquez	61,140,546	5,870,047	4,253,378
Juan Saldívar von Wuthenau	64,732,585	2,278,008	4,253,378
Martha Elena Diaz	65,806,216	1,204,377	4,253,378
Fehmi Zeko	65,615,440	1,395,153	4,253,378
Thomas Strickler	65,994,562	1,016,031	4,253,378

2. Amendment and restatement of the Company's certificate of incorporation:

Votes For	63,592,359
Votes Against	3,371,220
Abstentions	47,014
Broker Non-Votes	4,253,378

3. Ratification of the appointment of Deloitte & Touche, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	70,840,168
Votes Against	385,077
Abstentions	38,726
Broker Non-Votes	0

4. Approval of Executive Compensation (Non-Binding Advisory Resolution):

Votes For	47,896,807
Votes Against	16,703,951
Abstentions	2,409,835
Broker Non-Votes	4,253,378

5. Frequency of Vote to Approve Executive Compensation (Non-Binding Advisory Vote):

1 Year	62,674,352
2 Years	83,502
3 Years	4,224,680
Abstentions	26,059
Broker Non-Votes	4,253,378

6. Election of Brad Bender as Director:

Name	For	Withheld	Broker Non-Votes
Brad Bender	59,715,515	522,811	8,339,952

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year. Consistent with the stockholders’ recommendation at the Annual Meeting, on June 8, 2023, following the Annual Meeting, the Board determined that the Company will hold an advisory vote on named executive compensation every year until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	June 12, 2023	By:	/s/ Christopher Young
Christopher Young, Interim Chief Executive Officer, Chief Financial Officer and Treasurer